CERTIFICATION PURSUANT TO 17 CFR 240.13(a)-14(a)
(SECTION 302 CERTIFICATION)

I, Alan Elefson, certify that:

1.	I have reviewed this quarterly report on Form 10-QSB in accordance with Rule 15(d)-2 of the Securities Exchange Act of 1934 of Southern Iowa BioEnergy LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Southern Iowa BioEnergy LLC, as of, and for, the periods presented in this report;

4.
Southern Iowa BioEnergy LLC’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Southern Iowa BioEnergy LLC, and have:

d)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Southern Iowa BioEnergy LLC, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

e)
Evaluated the effectiveness of Southern Iowa BioEnergy LLC’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

f)
Disclosed in this report any changes in Southern Iowa BioEnergy LLC’s internal control over financial reporting that occurred during Southern Iowa BioEnergy LLC’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Southern Iowa BioEnergy LLC’s internal control over financial reporting.

5.
Southern Iowa BioEnergy LLC’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Southern Iowa BioEnergy LLC’s auditors and the audit committee of Southern Iowa BioEnergy LLC’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Southern Iowa BioEnergy LLC’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Southern Iowa BioEnergy LLC’s internal controls over financial reporting.

Date:	3/16/07	/s/ Alan Elefson
Alan Elefson, (Principal Financial Officer)